Investment Property - Summary of Income and Expenses from Investment Properties (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Rental Income From Investment Property Net Of Direct Operating Expense [Abstract]
Income derived from rental income from investment properties	$ 98	$ 122	$ 105
Direct operating expenses from investment properties that generate rental income	(12)	(13)	(24)
Total	$ 86	$ 109	$ 81